                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                       J.B. Hunt Transport Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                [J.B. HUNT LOGO]


                       J. B. HUNT TRANSPORT SERVICES, INC.


                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   TO BE HELD ON APRIL 26, 2001 AT 10:00 A.M.


         The Annual Meeting of Stockholders of J.B. Hunt Transport Services, Inc. (the "Company") will be held April 26, 2001 at 10:00 a.m. (CDT) at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas for the following purposes:

   (1) To elect (3) three Class III Directors for a term of (3) three years each.

   (2) To ratify the appointment of KPMG LLP as the Company's principal independent public accountants for the next fiscal year.

   (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

       Only stockholders of record on February 28, 2001 will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

       A copy of the 2000 Annual Report to Stockholders is enclosed.

       All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, the Board of Directors requests that you promptly complete, sign, date and mail the enclosed proxy. If you attend the meeting, you may vote either in person or by your proxy.

                                       By Order of the Board of Directors


                                               JOHNELLE D. HUNT
                                                  Secretary


Lowell, Arkansas
March 12, 2001

--------------------------------------------------------------------------------

             YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND RETURN
                          YOUR PROXY WITHOUT DELAY.

--------------------------------------------------------------------------------

                       J. B. HUNT TRANSPORT SERVICES, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                               SUMMARY TERM SHEET

     This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the nominees being solicited for directors and the appointment of KPMG LLP as our independent auditors, you should carefully read this entire document, its attachments and other documents to which we refer.




WHEN AND WHERE IS THE ANNUAL MEETING?

       The Annual Meeting will take place on Thursday, April 26, 2001, at 10:00 a.m. local time, in the auditorium at our executive offices located at 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745.


WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying Notice of Meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal year 2000 and respond to questions from the stockholders.


WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, February 28, 2001, are entitled to receive Notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting or at any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on.


WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m. Cameras and recording devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 35,280,616 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.


HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.

     Proxies duly executed and returned by a stockholder, and not revoked prior to or at the Meeting, will be voted in accordance with the instructions thereon.


CAN I VOTE BY TELEPHONE?

     If you are a registered stockholder (that is, if you hold stock in your own name), you may vote by telephone by following the instructions included with your proxy card.

     If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     -    FOR election of the nominated slate of directors (see pages 4-9)

     - FOR ratification of the appointment of KPMG LLP as the Company's independent auditors (see page 18)

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

- ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

- OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


CAN I CHANGE MY VOTE AFTER I RETURN THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


                 YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT
                   (INCLUDING THE ATTACHMENTS) IN ITS ENTIRETY



--------------------------------------------------------------------------------
                           FORWARD-LOOKING STATEMENTS

       This Proxy Statement may contain forward-looking statements.
Additional written or oral forward-looking statements may be made by us from time to time in filings with the Securities and Exchange Commission (the
"SEC") or otherwise. The words, "believe", "expect", "anticipate",
"estimate", "project", and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Statements in this Proxy Statement describe factors that could contribute to or cause such differences.
--------------------------------------------------------------------------------

                 REPORT OF ACTION TAKEN AT PRIOR ANNUAL MEETING
                        OF STOCKHOLDERS ON APRIL 20, 2000

     The 2000 Annual Meeting was held on April 20, 2000. At that meeting 93.37 percent of the eligible shares were voted. Results of the Proposals brought before the stockholders follow:

- PROPOSAL ONE - Class II nominees for the Board of Directors were elected by a vote of 94.66 percent of the total shares voted
- PROPOSAL TWO - Amendment of the Company's Management Incentive Plan was passed by a vote of 79.67 percent of the total shares voted
- PROPOSAL THREE - Amendment of the Chairman's Stock Option Incentive Plan was passed by a vote of 93.32 percent of the total shares voted
- PROPOSAL FOUR - Ratification of the appointment of KPMG LLP as the Company's independent auditors for the next fiscal year was approved by a vote of 99.87 percent of the total shares voted.

--------------------------------------------------------------------------------

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

       The Board of Directors is currently divided into three classes, each having three-year terms that expire in successive years. The term of office of directors in Class III expires at the 2001 Annual Meeting. The Board of Directors proposes that the nominees described below be re-elected to Class III for a new term of three years and until their successors are duly elected and qualified. All are currently serving as Class III directors.

       Effective February 15, 2001, Mr. Lloyd Peterson tendered his resignation from the Board of Directors. His many years of loyal service to the Board have been instrumental in the Company's success and his support and devotion have been greatly appreciated. Mr. Peterson, as a Class II Director, was scheduled to stand for re-election in 2002. Since his position is now vacant, the Bylaws of the Company allow the Board of Directors to nominate an interim director until a new director is elected in 2002.

       Each of the nominees have consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

       It is intended that the shares represented by the accompanying proxy will be voted at the 2001 Annual Meeting for the election of all nominees. Each nominee has indicated his/her willingness to serve as a member of the Board, if elected.


          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                       EACH OF THE NOMINEES LISTED HEREIN




                       PROFILES OF DIRECTORS AND NOMINEES



NOMINEES FOR DIRECTOR:

CLASS III - TERM EXPIRES APRIL 2001


JOHN A. COOPER, JR.                                         DIRECTOR SINCE 1990
  Mr. Cooper, age 62, is Chairman of the Board, Chief Executive Officer and President of Cooper Communities, Inc. (a community development company). He also served on the Board of Directors for Wal*Mart Stores, Inc. until December 2000.


BRYAN HUNT                                                  DIRECTOR SINCE 1991
  Mr. Hunt, age 42, is President of Best Motor Company and serves as Vice Chairman of the Company. He was appointed Vice Chairman of the Board in February 1988 and Assistant Secretary of the Company in October 1988. He served as Chief Operating Officer of the Van Division of J.B. Hunt Transport in 1995 and as Treasurer of the Company from June 9, 1996 until February 28, 1997. He relinquished his active participation in the Company on February 28, 1997.

WAYNE GARRISON                                              DIRECTOR SINCE 1981
  Mr. Garrison, age 48, assumed the responsibilities of Chairman of the Board May 16, 1995. In 1976 he joined the Company as Plant Manager. He has also served the Company as Vice President of Finance in 1978, Executive Vice President in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from 1986 to 1991.




DIRECTORS WHOSE TERM OF OFFICE CONTINUE


CLASS I - TERM EXPIRES APRIL 2002

JOHNELLE D. HUNT                                            DIRECTOR SINCE 1993
  Mrs. Hunt, age 69, is Secretary of the Company. Serving as Credit Manager from 1962 to 1987, she was elected Secretary-Treasurer in 1972 and served in that capacity until October 1988 at which time she was elected Secretary. She also serves on the Board of Directors for the University of Arkansas Medical Sciences Foundation and the Harvey and Bernice Jones Eye Institute and is the founding chairman of the Alexis de Tocqueville Society of United Way for Washington County. On February 9, 1999, Mrs. Hunt received an appointment from Governor Huckabee to serve as a commissioner for the Arkansas Department of Economic Development.

KIRK THOMPSON                                               DIRECTOR SINCE 1985
  Mr. Thompson, age 47, is President and Chief Executive Officer of the Company. Mr. Thompson, a certified public accountant, joined the Company in 1973. Between 1978 and 1979 he was associated with KPMG LLP. Returning to the Company in 1979, he served as Vice President of Finance until 1984, Executive Vice President and Chief Financial Officer until 1985, President and Chief Operating Officer from 1986 until 1987 when he was elected President and Chief Executive Officer.

JOHN A. WHITE                                               DIRECTOR SINCE 2000
  Dr. White, age 61, is Chancellor of the University of Arkansas, a position he assumed on July 1, 1997. Prior to joining the University, he served as Dean of Engineering at the Georgia Institute of Technology in Atlanta for six years. A graduate of the University of Arkansas (BSIE), Virginia Tech (MSIE) and The Ohio State University (PhD), he also holds honorary doctorates from the Katholieke Universitiet of Leuven in Belgium and from George Washington University. Dr. White is a member of the National Academy of Engineering, past president of the National Consortium for Graduate Degrees for Minorities in Engineering and Science, Inc., past chairman of the American Association of Engineering Societies and past president of the Institute of Industrial Engineers. He also serves on the Board of Directors for Eastman Chemical Company, Motorola, Inc., Russell Corporation, Logility, Inc. and the National Science Foundation, to which he received a presidential appointment.



CLASS II - TERM EXPIRES APRIL 2003

GENE GEORGE                                                 DIRECTOR SINCE 1961
  Mr. George, age 78 is Chairman of the Board of George's Inc. (an integrated poultry company). He also serves on the Board of Directors for the First National Bank of Springdale.


THOMAS L. HARDEMAN                                          DIRECTOR SINCE 1994
  Mr. Hardeman, age 63, is President of BTTB Investments, a private investment company. He also serves on the Board of Directors for Trimac, Ltd. (a Canadian corporation). Retiring from United Parcel Service after 35 years, he served as Corporate Vice President from 1984 until his retirement in April 1994. He is the former Chairman of the Advisory Board for the Commercial Vehicle Safety Alliance, former board member of the Professional Truck Driver Institute of America, and served on the American Legislative Exchange Council and the State Government Affairs Council.

J. B. HUNT                                                  DIRECTOR SINCE 1961
  Mr. Hunt, age 74, is the Senior Chairman of the Board of Directors of the Company. Founder of J.B. Hunt Company in 1961, he served as Chairman of the Board from 1982 until May 16, 1995. Mr. Hunt also serves on the Board of Directors of the University of Denver Intermodal Transportation Institute.

     Under the terms of the Company's articles and Arkansas law, the Board of Directors can fix or change the number of directors by up to 30% of the number of directors last approved by the stockholders.

     Each of the foregoing nominees is currently serving as a director of the Company and each was elected at the last Annual Meeting. Johnelle Hunt is the wife of J. B. Hunt and Bryan Hunt is the son of J. B. and Johnelle Hunt. There are no other family relationships among the foregoing directors.




WHAT ARE THE DUTIES OF THE BOARD?

     The Board of Directors has the responsibility to serve as the trustee for the stockholders. It also has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The Board, however, is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business through discussion with the Chief Executive Officer and other officers, by reviewing analyses and reports sent to them each month and by participating in Board and Committee meetings.


HOW ARE DIRECTORS COMPENSATED?

     During the Company's fiscal year ended December 31, 2000, each director who was not a salaried officer or employee of the Company was paid $3,250 for each board meeting attended, $1,000 for each committee meeting attended and $2,000 for each committee meeting chaired and received an annual retainer of $16,000 paid in Company stock (or 1,062 shares on July 17, 2000).


HOW OFTEN DID THE BOARD MEET DURING FISCAL YEAR 2000?

     The Board of Directors met eight times during the 2000 fiscal year. During this period all members of the Board participated in at least 75% of all meetings including the Annual Meeting. The business of the Company is managed under the direction of the Board of Directors, which meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters which require Board approval. Special meetings are also held when Board action is required on matters arising between regularly scheduled meetings.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     For the fiscal year ending December 31, 2000, the Board of Directors had the following committees:

-    AUDIT, comprised of John White, chairman, Gene George and Lloyd Peterson
- COMPENSATION, comprised of John A. Cooper, Jr., chairman, Gene George and Tom Hardeman
-    NOMINATING, comprised of Tom Hardeman, chairman, and John A. Cooper, Jr.
- EXECUTIVE, comprised of Wayne Garrison, chairman, J.B. Hunt, Gene George, Tom Hardeman and Kirk Thompson

     Members of the committees are appointed annually by the Board and serve until their successors are appointed or their earlier resignation or removal.

     The AUDIT COMMITTEE (1) recommends the independent auditors to be appointed by the Board; (2) discusses the scope of the proposed audit with the independent auditors and considers their audit reports; (3) discusses the auditors' recommendations with management; (4) reviews the fees of the independent auditors; (5) reviews the adequacy of the Company's system of internal accounting controls with outside auditors; (6) reviews the quarterly and annual financial statements and any other reports to be filed with the SEC as well as periodically reviewing pending litigation; and (7) meets with the Company's independent accountants. All members of the Audit Committee satisfy the requirements of independence as set forth in the Audit Committee Policy of the SEC. The Audit Committee met four times in fiscal year 2000. For additional information concerning the Audit Committee, see "Report of the Audit Committee."

     The COMPENSATION COMMITTEE determines the compensation of senior management of the Company. Additionally, the Compensation Committee administers the compensation, stock incentive and benefit plans of the Company. None of the individuals serving on the Compensation Committee have ever been an officer or employee of the Company. The Compensation Committee met four times in fiscal year 2000. All of the members attended at least 75% of the meetings of this committee. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee."

     The NOMINATING COMMITTEE reviews the qualifications of potential Board candidates, from whatever source received, and proposes nominations for Board membership. Nomination of potential Board candidates may be directed to the Nominating Committee, in care of the Corporate Secretary of the Company at the address stated herein. The Nominating Committee did not meet in fiscal year 2000.

     The EXECUTIVE COMMITTEE has broad power to act for and on behalf of the Board of Directors between the regularly scheduled meetings of the Board of Directors. The Executive Committee held no meetings in fiscal year 2000.


SECTION 16(b) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company, to file with the SEC reports of security ownership and reports on subsequent changes in its ownership of the Company's securities. Reporting persons are required to furnish the Company with copies of all Section 16(b) forms filed with the SEC.

     Based upon the Company's review of the reports furnished to the Company pursuant to Section 16 of the Exchange Act, to the best of the Company's knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons.

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND OFFICERS OWN?

     The authorized Common Stock of the Company consists of 100,000,000 shares, $.01 par value. As of the close of business on February 28, 2001 there were 35,280,616 shares outstanding held by 1,563 stockholders of record.

     The following table lists as of February 28, 2001, all persons known to be the beneficial owner of more than five percent of the Company's Common Stock, by each director of the Company, and by each named executive officer (Exhibits I, II and III), and by all officers and directors as a group.

--------------------------------------------------------------------------------
                                                  BENEFICIAL OWNERSHIP
                                               --------------------------
DIRECTORS AND OFFICERS                         SHARES             PERCENT (10)
----------------------                         --------------------------
J. B. Hunt (1)                                14,399,418           40.8%
Wayne Garrison (2)                             4,005,464           11.3
John A. Cooper, Jr.                               11,592            *
Gene George (3)                                  626,364            1.7
Thomas L. Hardeman                                 5,092            *
Bryan Hunt (4)                                    15,576            *
Johnelle Hunt                                     26,800            *
Jun-Sheng Li (5)                                  52,350            *
Paul Bergant (6)                                 236,102            *
Kirk Thompson (7)                                214,406            *
Jerry W. Walton (8)                              128,529            *
John A. White                                      4,234            *

All executive officers and directors          20,064,630           56.9%
as a group (21 persons) (9)
--------------------------------------------------------------------------------

*Represents less than 1 percent of the Company's outstanding common stock

--------------------------------------------------------------------------------
OTHER PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------
Dimensional Fund Advisors    (11)              2,319,600            6.6%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

(1) Mr. Hunt's address is 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745. Includes 12,991,884 shares owned by Mr. Hunt in a family limited liability company.
(2) Includes shares owned by immediate family and options to purchase 2,500,000 shares exercisable as of February 28, 2001.
(3) Includes an indirect 25% beneficial ownership interest through a family limited partnership that owns 730,989 shares which equals 182,747 shares and the ownership of 443,617 shares in another family limited partnership. Mr. George disclaims the beneficial ownership of the 182,747 shares described above and listing such shares shall not be construed as an admission that Mr. George is the owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934.
(4) Includes options to purchase 13,100 shares exercisable as of February 28, 2001.
(5) Includes options to purchase 25,000 shares exercisable as of February 28, 2001. In July, 2000 Dr. Li assumed the position of Chairman of the Board, President and Chief Executive Officer of Transplace.com, LLC while also remaining an employee of the Company. He will have access to the aforementioned options until March 31, 2001.
(6) Includes options to purchase 47,925 shares exercisable as of February 28, 2001.
(7) Includes options to purchase 62,962 shares exercisable as of February 28, 2001.
(8) Includes 25,614 shares held in trusts in which Mr. Walton is designated as the trustee and options to purchase 56,400 shares exercisable as of February 28, 2001.
(9) Includes options to purchase 2,895,578 shares exercisable as of February 28, 2001.

(10) The percentages are based on 35,280,616 shares which equal the outstanding shares of the Company as of February 28, 2001.
(11) Based on a Schedule 13G filed by the indicated party. In said filing, beneficial ownership was disclaimed by Dimensional Fund Advisors. The amounts and percentages of shares were reported by the company on February 2, 2001.




--------------------------------------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPHS INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE PERFORMANCE GRAPHS BY REFERENCE THEREIN.

--------------------------------------------------------------------------------



                      REPORT OF THE COMPENSATION COMMITTEE



THE COMPENSATION COMMITTEE

     Compensation of officers and senior executives of the Company is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, comprised entirely of outside directors, meets (1) to fix annual salaries in advance and bonuses for the current year of senior executives, (2) to review annual goals and reward outstanding annual performance of executives,
(3) to grant stock options pursuant to the Company's stock option plans, (4) to establish and certify the achievement of performance goals under the Company's Management Incentive Plan, and (5) administer the Company's benefit plans. In October 2000, the Committee retained William M. Mercer, Inc. to review certain of its executive compensation policies and practices. The Committee met to discuss the salaries, bonuses and other compensation of the officers and senior executives of the Company, including the Chairman and Chief Executive Officer.


GENERAL COMPENSATION POLICY

     The executive compensation package has three main components: (1) base salary, which is reviewed annually, (2) performance-based bonuses that are directly tied to the Company's earnings per share and are earned annually depending on the achievement of pre-established performance-based goals, and (3) incentive awards. This mix of compensation elements places more of total compensation at risk and emphasizes performance.

     The Committee believes that competitive levels of cash compensation, together with equity and other incentive programs, are necessary for the attraction, motivation and retention of the highest caliber employees.

BASE SALARY

     Executives' base salaries are based on the Company's performance for the prior fiscal year and upon a subjective evaluation of each executive's contribution to that performance. In evaluating overall Company performance, the primary focus is on the Company's earnings per share.


PERFORMANCE-BASED BONUS

     Performance cash bonuses are awarded quarterly to executives based on the Company's earnings per share. The amount of the bonus paid is a percentage of the executive's salary. The bonus increases as a percentage of base salary as the Company's earnings per share improves.


INCENTIVE AWARDS

     Incentive payments are made under the Company's Management Incentive Plan. As a person's level of responsibility increases, a greater portion of potential total compensation opportunity is shifted from salary to performance-based incentives and to greater reliance on growing total return to stockholders through stock-based awards. This directly aligns the interest of management with stockholders.

     To motivate the Company's employees to emulate its stockholders, the Company has implemented the following guidelines of stock ownership over a five-year period:

           POSITION                            OWNERSHIP MULTIPLE OF BASE SALARY
           --------                            ---------------------------------
Chief Executive Officer                                      5 times
Executive Vice Presidents                                    3 times
Group Presidents, Senior Vice Presidents
  and Vice Presidents of Operations                          2.5 times
Vice Presidents, Terminal Managers,
  Regional Operations Managers                               2 times


SENIOR CHAIRMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee has tried to set base salary and overall compensation for Messrs. Hunt, Garrison and Thompson competitively with companies of similar size and aligned with companies which lead their respective industries. The goal is to reward these executives for corporate performance in line with the interests of the stockholders.

     Messrs. Hunt and Garrison do not participate in the bonus plan and, therefore, received no bonus in 2000. The cash bonus paid to Mr. Thompson in fiscal year 2000 was determined by the previously mentioned formula relating bonuses to quarterly earnings per share.

     In accordance with the Committee's policy of aligning executive interest with the interest of stockholders, Mr. Thompson was granted a total of 32,500 stock options and Mr. Garrison was granted 130,000 stock options in fiscal year 2000 which will vest over a five year period. No stock options were granted to Mr. Hunt in fiscal year 2000.

     Messrs. Hunt, Garrison and Thompson's cash compensation is comparable to the NASDAQ peer group and other transportation company peer groups. Additionally, they each participate in the Company's profit sharing plan.


2001 PERFORMANCE-BASED COMPENSATION

     For fiscal year 2001, the Company has established a cash bonus program for the above named executives that is in direct correlation to earnings per share.


TAX DEDUCTIBILITY

     The Company's incentive bonus and stock incentive plans are designed to be performance-based plans as defined in the Internal Revenue Code of 1986, as amended. Therefore, under Internal Revenue Code Section 162(m), compensation paid in 2000 under these plans is intended to be fully deductible and it is our intention to continue to maximize deductibility to the extent practicable.


OUR CONCLUSION

     We firmly believe that the quality and motivation of all of the Company's employees, including its managers, make a significant difference in the Company's long-term performance. We also believe that stockholders directly benefit from compensation programs that:

-    Reward superior performance;
- Contain an appropriate downside risk element when performance falls short of clearly defined standards;
-    Give appropriate administrative flexibility to achieve their objectives.

     We believe that the Company's management compensation program meets these requirements and will continue to be an important factor in driving the Company's success.


           J.B. HUNT TRANSPORT SERVICES, INC., COMPENSATION COMMITTEE
                                  2000 Members

                          John A. Cooper. Jr., Chairman
                          Gene George and Tom Hardeman




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Cooper, George and Hardeman are outside directors of the company and serve on the Compensation Committee. None of the members of the Compensation Committee were an officer or an employee of the Company during fiscal year 2000 and no member of the Committee is a former officer of the Company or had any related party transactions with the Company in fiscal year 2000.

                          REPORT OF THE AUDIT COMMITTEE

--------------------------------------------------------------------------------
NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, AND SHALL NOT BE DEEMED SOLICITING MATERIAL AS FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.
--------------------------------------------------------------------------------



     On October 14, 1992, the Board adopted the Audit Committee Charter setting out the audit related functions that the Audit Committee is to perform. A copy of the Charter is attached to this Proxy Statement as Appendix A. The functions of the Audit Committee (the "Committee") are focused on three areas:

* Adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;
*      The independence and performance of the Company's independent auditors;
       and
* The Company's compliance with legal and regulatory requirements dealing with the Company's financial statements.

     The directors who serve on the Committee are all independent for purposes of the Securities and Exchange Commission ("SEC") standards. That is, the Board has determined that no member on the Committee has a relationship to the Company that may interfere with the Committee's independence from the Company and its management.

     Management is responsible for the Company's financial statements, internal controls and financial reporting process. The independent auditors perform an independent audit of the Company's consolidated financial statements, express an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and issue a report thereon.

     The Audit Committee is responsible for monitoring and overseeing these processes. The Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting and discusses these matters with the Company's independent auditors. The Committee regularly meets privately with the independent auditors, which have unrestricted access to the Committee. The Committee also recommends to the Board the appointment of the independent auditors and reviews periodically their performance and independence from management. In addition, the Committee reviews the Company's financial plans and reports recommendations to the full Board for approval and to authorize action.

     In this context, the Committee reviewed the audited consolidated financial statements and met and held discussions with management and KPMG LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The independent auditors also provided the Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company, and the Committee discussed with the independent auditors their independence. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters relating to the conduct of the audit of the Company's financial statements.

     Based on the Committee's discussions with management and the independent auditors, as well as its review of the representations of management and the report of the independent auditors, the Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC.

     The Committee recommended to the Board and the Board has selected KPMG LLP to be employed as the Company's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the SEC during the ensuing year.

               J.B. HUNT TRANSPORT SERVICES, INC., AUDIT COMMITTEE
                                  2000 Members

                              John White, Chairman
                           Gene George, Lloyd Peterson

     The following table sets forth information concerning total compensation earned or paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Senior Chairman, Chairman (as two of the five highest paid executives other than the Chief Executive Officer), the Chief Executive Officer, and the three highest paid executive officers of the Company for such period in all capacities in which they served.

EXHIBIT I

                      EXECUTIVE COMPENSATION SUMMARY TABLE

-----------------------------------------------------------------------------------------------------
                                                           LONG-TERM COMPENSATION
                                                           ----------------------
                         ANNUAL COMPENSATION               AWARDS
                         -------------------               ------
                                               OTHER                        SECURITIES
                                               ANNUAL      RESTRICTED       UNDERLYING      ALL OTHER
NAME AND                                       COMPEN-     STOCK            OPTIONS/         COMPEN-
PRINCIPAL                             BONUS    SATION      AWARD(S)         SARS             SATION
POSITION         YEAR    SALARY ($) ($)  (1)  ($)  (2)     ($)  (3)         (#)  (4)         ($)  (5)
-----------------------------------------------------------------------------------------------------
J.B. Hunt        2000     375,000         0    73,345        N/A             N/A             15,790
Senior Chairman  1999     375,000         0    46,311        N/A             N/A             14,991
                 1998     375,000         0    50,676        N/A             N/A             14,375

Wayne Garrison   2000     375,000         0      N/A         N/A           130,000                0
Chairman         1999     375,000         0    54,104        N/A             N/A                  0
                 1998     375,000         0      N/A         N/A             N/A              2,596


Kirk Thompson    2000     450,000    45,000      N/A         N/A            32,500            2,385
President and    1999     450,000         0      N/A         N/A            53,000            3,603
CEO              1998     409,615    60,000      N/A         N/A                 0            4,800

Jerry Walton     2000     321,154    32,500      N/A         N/A           105,000            4,632
Executive VP     1999     275,000         0      N/A         N/A            10,000            1,872
Finance/Admin-   1998     254,808    37,500      N/A         N/A            20,000            1,875
istration/ CFO

Jun-Sheng Li (6) 2000     325,769     9,800    61,178        N/A            75,000            1,615
EVP, Integrated  1999     255,769         0      N/A         N/A            10,000            1,874
Solutions/Pres.  1998     232,500    32,500      N/A         N/A            50,000            1,874
J B Hunt Logistics

Paul Bergant     2000     276,038    28,000      N/A         N/A            55,000            1,968
EVP, Marketing/  1999     260,000         0      N/A         N/A            10,000            1,874
Chief Marketing  1998     227,692    33,000      N/A         N/A            20,000            1,873
Officer
-----------------------------------------------------------------------------------

(1) All bonuses are reported in the year in which they are earned. No bonus was earned for fiscal year 1999.
(2) In accordance with SEC rules, reporting is not required unless the aggregate of such compensation exceeds $50,000 or 10% of the total annual salary and bonus.
       The amount reported for Mr. Hunt in fiscal year 2000 represents $56,160 for professional fees and $17,185 for personal use of the Company plane. For fiscal year 1999, the amount reported for Mr. Hunt represents $41,915 for professional fees and $4,696 for personal use of the Company plane. For fiscal year 1998, the amount reported for Mr. Hunt represents $45,114 for professional and $5,562 for personal use of the Company plane.
       In fiscal year 1999, the amount reported for Mr. Garrison represents $26,376 for professional fees, $26,885 for personal use of the Company plane and $843 for use of a Company car.
       In fiscal year 2000 amounts paid to Dr. Li represent expenses incurred in his relocation and transfer of responsibilities to direct Transplace.com, LLC.

(3) There were no restricted stock awards granted in fiscal years 2000, 1999 or 1998.
(4) There were no stock appreciation rights ("SARs") granted to the above named executives by the Company.
(5) Includes contributions to Company retirement plans on behalf of each of the executives.
       Also included in other compensation:
       The Company advances premiums on life insurance policies on the lives of Mr. and Mrs. J.B. Hunt. The premium advances, plus accrued interest, were $8,002,384 as of December 31, 2000, and are a receivable to the Company from a trust which is the owner and beneficiary of the policy. The Company has a guarantee from Mr. and Mrs. Hunt for the amount of premiums paid by the Company together with accrued interest at the rate of 5% per annum for the period
       January 3, 1990 through July 20, 2000 and at the Company's annually adjusted average cost of borrowing thereafter. During 2000 the Company paid premiums of $600,000 with respect to the life insurance policies of which Mr. Hunt's share, as reported by the insurance carriers, consisted of $13,822.

(6) In July, 2000 Dr. Li assumed the position of Chairman of the Board, President and Chief Executive Officer of Transplace.com, LLC while also remaining an employee of J.B. Hunt Transport Services, Inc. until December 31, 2000.

EXHIBIT II

               AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2000
                                       AND
                       OPTION VALUES ON DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------
                                                                                               VALUE OF
                                                                      NUMBER OF              UNEXERCISED
                                                                      UNEXERCISED            IN-THE-MONEY
                                                                      OPTIONS AT             OPTIONS AT
                                                                      FY-END (#)             FY-END ($)
                                                                                                 (1)
NAME AND
PRINCIPAL           SHARES ACQUIRED                                   EXERCISABLE/           EXERCISABLE/
POSITION            ON EXERCISE (#)         VALUE REALIZED ($)        UNEXERCISABLE          UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
J. B. Hunt                    0                       0                        0                   0
                                                                               0                   0
Wayne Garrison                0                       0                2,500,000  E                0  E
                                                                         130,000  U          178,490  U
Kirk Thompson                 0                       0                   62,962  E          111,925  E
                                                                         270,738  U          382,433  U
Jerry Walton                  0                       0                   56,400  E          151,147  E
                                                                         221,200  U          506,749  U
Jun-Sheng Li (2)              0                       0                   56,500  E          105,296  E
                                                                         181,000  U          371,324  U
Paul Bergant                                                              47,925  E           95,704  E
                              0                       0                  173,075  U          306,536  U

---------------------------------------------------------------------------------------------------------------

The above Exhibit reflects options only. The Company has no SARs at the present time.

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $16.81, which is the closing market price reported on NASDAQ on December 29, 2000.
(2) Dr. Li exercised a total of 31,500 options in January, 2001, leaving a balance of 25,000 exercisable at February 28, 2001. These options, if not exercised by March 31, 2001, will be forfeited as will any remaining unvested options.

EXHIBIT III

                      OPTION GRANTS DURING FISCAL YEAR 2000

-------------------------------------------------------------------------------------------------------------
                    NUMBER OF
                    SECURITIES      PERCENT
                    UNDERLYING      OF TOTAL       OPTION                   POTENTIAL REALIZABLE VALUE ($)(1)
NAME AND            OPTIONS         OPTIONS        PRICE        EXPIRATION
POSITION            GRANTED         GRANTED        ($/SH)       DATE                5%           10%
-------------------------------------------------------------------------------------------------------------
J. B. Hunt                0            0              0               0               0             0
Wayne Garrison      130,000         14.31          15.44        3/29/06         682,292     1,548,217
Kirk Thompson         7,500           .83          10.63       10/12/06          56,605       147,460
                     25,000          2.75          12.00        1/25/06         122,130       284,615
Jerry Walton          5,000           .55          10.63       10/12/06          37,737        98,447
                    100,000         11.01          12.00        1/25/06         408,115       925,873
Jun-Sheng Li (2)     75,000          8.26          12.00        1/25/06         366,390       853,845
Paul Bergant          5,000           .55          10.63       10/12/06          37,737        98,447
                     50,000          5.51          12.00        1/25/06         224,260       569,230

-------------------------------------------------------------------------------------------------------------

The above Exhibit reflects options only. The Company has no SARs at the present time.

(1) Caution is recommended in interpreting the financial significance of these figures. Potential values are based on the assumption that the Company's Common Stock will appreciate 5% or 10% each year, compounded annually, from the grant date of the option to the end of the option term, and therefore, the figures are not intended to forecast possible future appreciation, if any, of the price of the Common Stock or establish a present value of the options.
(2) Effective December 31, 2000, Dr. Li is no longer an executive officer of J.B. Hunt Transport Services, Inc. Accordingly, all of the unvested options issued during fiscal year 2000 will be forfeited as of March 31, 2001 as will any remaining vested options that are not exercised by that time.

                                PERFORMANCE GRAPH

     The following graph presents a five year comparison of cumulative total returns for the Company, the S&P 500 composite index and NASDAQ Trucking Stocks (CRSP Transportation Index). The CRSP Transportation Index was prepared by the Center for Research in Security Prices and includes all NASDAQ traded trucking companies classified under SIC codes 4200-4299. A listing of the companies included in the CRSP Transportation Index is available upon request from the Company. The values on the graph show the relative performance of an investment of $100 made on December 31, 1995 in Company Common Stock and in each of the indices.



-------------------------------------------------------------------------------
                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              J. B. HUNT TRANSPORT SERVICES, INC., S&P 500, NASDAQ
-------------------------------------------------------------------------------



                              [LINE GRAPH OMITTED]


-----------------------------------------------------------------------------------------------
             12/31/95       12/31/96       12/31/97     12/31/98      12/31/99         12/31/00
-----------------------------------------------------------------------------------------------
J. B. HUNT    100.0           84.6          114.8        142.0          86.5            105.4
-----------------------------------------------------------------------------------------------
S&P 500       100.0          123.2          164.4        212.1          256.8           233.9
-----------------------------------------------------------------------------------------------
NASDAQ        100.0          117.1          151.3        151.6          142.6           157.2
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors, on the unanimous recommendation of the Audit Committee, has selected KPMG LLP to audit the books, records and accounts of the Company for the 2001 fiscal year. KPMG LLP has served as the Company's independent auditors since its appointment in 1982. Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representatives desire to do so.

     The Audit Committee approved all audit services provided by KPMG LLP for the year ended December 31, 2000. These services included the examination of the Company's consolidated financial statements and other services related to filings with the Securities and Exchange Commission. See "Report of the Audit Committee" for a discussion of auditor independence.



 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.


AUDIT FEES

     The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's 10-Q's for the 2000 fiscal year were $215,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by KPMG LLP for the 2000 fiscal year in connection with the Company's information system were $1,373,395.


ALL OTHER FEES

     The aggregate fees billed by KPMG LLP for all other services rendered were $351,042.

     The Audit Committee has considered whether KPMG LLP's independence is compatible with rendering all other non-audit services during fiscal year 2000.

                                  OTHER MATTERS

OTHER BUSINESS PRESENTED AT ANNUAL MEETING

     As of the date of this Proxy Statement, the Board knows of no other business that may properly be, and is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.


STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     In order for a proposal by a stockholder to be presented at an Annual Meeting of the Company's stockholders, the proposal must be included in the related Proxy Statement and proxy form. In order for a stockholder's proposal to be included in the Proxy Statement and proxy form for the Annual Stockholders' Meeting in 2002, the proposal (1) must be received by the Company at its home office, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, Attention:
Johnelle D. Hunt, Corporate Secretary, on or before November 2, 2001 and (2) must concern a matter that may be properly considered and acted upon at the Annual Meeting in accordance with applicable laws, including the Company's Bylaws and Rule 14a-8 of the Securities Act.


EXPENSES

     The proxies being solicited hereby are being solicited by the Company. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid by the Company. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record. Solicitations of proxies may be made personally or by telephone or telegraphic communications, by directors, officers and regular employees, who will not receive any additional compensation in respect of such solicitations.


WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at HTTP://WWW.SEC.GOV/ that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company.

     In addition, the Company's Annual Report and Form 10-K is available via the Internet at the Company's website HTTP://WWW.JBHUNT.COM as are press releases and other pertinent information about the Company.


--------------------------------------------------------------------------------
     STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY ENCLOSED IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.
--------------------------------------------------------------------------------

                       By Order of the Board of Directors

                                JOHNELLE D. HUNT
                                   Secretary

                                                                    APPENDIX A

                       J. B. HUNT TRANSPORT SERVICES, INC.
                             AUDIT COMMITTEE CHARTER


The Board of Directors of J. B. Hunt Transport Services, Inc. hereby constitutes and establishes an Audit Committee with the authority and responsibility as described below.


COMPOSITION

The Committee shall be comprised of three directors who are independent of management and operating executives. Each member of the committee shall be free from any relationships that would conflict with, or would give the appearance of conflicting with, the exercise of independent judgment as a committee member. One of the members shall be appointed chairman and shall preside over the meetings of the committee and report committee actions to the Board.


AUTHORITY

The Audit Committee may be requested by the Board of the Directors to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the committee. The committee is empowered to retain persons from within or outside the Company having special competence as necessary to assist the committee in fulfilling its responsibility.


RESPONSIBILITY

The Audit Committee is to serve as a focal point for communication between non-committee directors, the independent accountants and Company management; as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries and sufficiency of auditing relative thereto. It is to be the Board's principal agent in ensuring the independence of the corporation's independent accountants, the integrity of the management and the adequacy of disclosures to stockholders. Specific duties of the Committee are covered in a separate policy statement. SEE EXHIBIT I.


MEETINGS AND ATTENDANCE

The Committee is to meet as many times as deemed necessary as the Committee deems desirable. The chairman may request that members of management and representatives of the independent accountants be present at Committee Meetings.


MINUTES

Minutes of each meeting are to be prepared by the secretary of the Committee and sent to Committee members and a report is to be to be made to the Board of Directors of all actions taken.

                                                                     EXHIBIT I

                             AUDIT COMMITTEE CHARTER
                       J. B. HUNT TRANSPORT SERVICES, INC.
              AS ADOPTED BY THE BOARD OF DIRECTORS ON JULY 16, 1990
                         AND AMENDED ON OCTOBER 14, 1992


RESPONSIBILITY

The Audit Committee is to serve as a focal point for communication between non-committee directors, the independent accountants and J. B. Hunt management; as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries and sufficiency of auditing relative thereto. It is to be the Board's principal agent in ensuring the independence of the corporation's independent accountants, the integrity of the management and the adequacy of disclosures to stockholders. The Audit Committee is to instigate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act, as may be warranted. Specific duties of the Committee are covered in a separate policy statement. SEE "AUDIT COMMITTEE OF THE BOARD OF DIRECTORS STATEMENT OF POLICIES AND SPECIFIC DUTIES" OF THE AUDIT COMMITTEE CHARTER, ATTACHED HERETO.


COMPOSITION AND SCOPE

The Audit Committee shall be composed of three or more members of the Board of Directors, the majority of which shall be independent directors. Independent is defined to "...exclude officers or employees of the Company or other individuals having a relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment". Members of the Audit Committee shall be appointed and removed and the Chairman of the Committee shall be elected by action of the Board of Directors.

The Audit Committee shall hold such meetings as deemed necessary but shall endeavor to meet a minimum of two times per calendar year. Minutes of each meeting are to be prepared by the Secretary of the Committee and sent to the Committee members. After the minutes are approved by the Committee and signed by the Secretary and the Chairman of the Committee, copies should be sent to the Corporate Secretary for distribution to the J. B. Hunt directors who are not members of the Committee and other individuals who customarily receive a copy.

Upon the request of the independent public accountants, the Chairman of the Audit Committee shall convene a meeting of the Committee to consider any matters such auditors believe should be brought to the attention of the Committee, directors or stockholders.

The Audit Committee has the authority to direct and supervise an investigation into any matter, including the authority to retain outside counsel or other professional services.


FUNCTIONS

1. Recommend to the Board of Directors the selection, retention when necessary, the termination and replacement of the principal firm of independent public accountants (i.e., external auditors) to examine the consolidated financial statements of the Company.

2. Review with the principal external auditors their audit plans and scope for the coming year and any non-audit services performed or planned. The Committee shall review the compensation paid the external auditors for all audit and other services performed.

3. Review with the external auditors the audit report and their comments arising from the audit.

4. Review with the Company's Controller or Chief Financial Officer the responses taken to the audit findings and the adequacy of the systems of internal financial control.

5. Review the Company's Proxy Statement and the Annual Report to stockholders and to the Securities and Exchange Commission.

6. Review with the Company's financial management on a periodic basis any changes in accounting principles significantly affecting the Company.

7. Review with the Company's financial management any unusual, non-operating and/or non-recurring items and the general quality of earnings reported by the Company.

                       J. B. HUNT TRANSPORT SERVICES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                    STATEMENT OF POLICIES AND SPECIFIC DUTIES
                           AS AMENDED OCTOBER 14, 1992


THE AUDIT COMMITTEE IS TO:

1. Review with the Company's management and independent accountants, the Company's policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

2. Become familiar with the accounting and reporting principles and practices applied by the Company in preparing its financial statements. Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the independent public accountants concerning established standards of corporate conduct, conflicts of interest and performance and deviations therefrom.

3. Review, prior to the annual audit, the scope and general extent of the independent accountant's audit examination, including their engagement letter. The auditor's fees are to be arranged with management and annually summarized for Committee review. The Committee's review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including:

      * Industry and business risk characteristics of the Company
      * External reporting requirements
      * Materiality of the various accounting controls
      * Extent of involvement of internal audit in the audit examination
      * Other areas to be covered during the audit engagement

4. Review the extent of non-audit services and related fees for the prior year to be provided by the independent accountants. Determine if there is any impairment of independence as a result of such services.

5. Review with management and the independent accountants instances where management has obtained "second opinions" from other accountants.

6. Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass:

       * The Company's Annual Report to stockholders and Form 10-K, including the financial statements and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission.
       * Significant transactions not a normal part of the Company's operations.
       * Changes, if any, during the year in the Company's accounting principles or their application.
       * Significant adjustments proposed by the independent accountants.

7. Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

8. Meet separately with the independent accountants at least annually and discuss with them the quality of the Company's financial and accounting personnel and any relevant recommendations which the independent accountants may have regarding "material weaknesses" or "reportable conditions". Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review management's response to comments and recommendations made by the independent accountants, if any.

9. Review the Audit Committee Charter and the Statement of Policies and Specific Duties annually and recommend changes for approval by the Board of Directors.

10. Apprise the Board of Directors, through minutes and special presentations, as necessary, of significant developments in the course of performing the above duties.



                                O O O O O O O O

---   PLEASE MARK YOUR
 X    VOTE AS IN THIS
---   EXAMPLE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED, IF
                    NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

---------------------------------------------------------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3
---------------------------------------------------------------------------------------------------------------------------------
                FOR   WITHHELD                                                                             FOR   AGAINST  ABSTAIN
1. ELECTION OF  / /     / /      2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE PRINCIPAL INDEPENDENT     / /     / /      / /
   DIRECTORS                        PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2001.
  (SEE REVERSE)
For, except vote withheld        3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
from the following nominee(s):      THEREOF.


----------------------------
                                                                                                          ----   CHANGE OF
                                                                                                                 ADDRESS/COMMENTS
                                                                                                          ----   ON REVERSE SIDE



                                                                 THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY
SIGNATURE(S)______________________________ DATE ______________   THE SIGNER TO VOTE AT SAID MEETING OR ANY ADJOURNMENTS
NOTE: PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY     THEREOF.
CARD IN THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS YOUR
NAME(S) APPEAR(S) ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS,
BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY
PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP,
PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                       FOLD AND DETACH HERE



                                                                ----------------------


                                                                ----------------------
                                                                 VOTER CONTROL NUMBER

                                              J.B. HUNT TRANSPORT SERVICES, INC.

Dear Stockholder:

J.B. Hunt Transport Services, Inc. encourages U.S. and Canadian residents to take advantage of a convenient way by which you can vote your shares by telephone. If you vote by telephone, you do not need to return this proxy card.

To vote your shares by telephone you must use the voter control number in the box above, just below the perforation.

On a touch-tone telephone call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week. The telephone response system will lead you through the simple process of voting your proxy. Your voter control number above must be used to access the system.

YOUR TELEPHONE VOTE PROVIDES THE SAME AUTHORIZATION TO VOTE YOUR SHARES AS IF YOU MARKED, SIGNED, DATED AND RETURNED YOUR PROXY
CARD.

                                         Your vote is important. Thank you for voting.

                                               J.B. HUNT TRANSPORT SERVICES, INC.
P                                     PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                                         ANNUAL MEETING OF STOCKHOLDERS, APRIL 26, 2001
R
    The undersigned hereby constitute(s) and appoint(s) WAYNE GARRISON and KIRK THOMPSON as Proxies, each with the power to
O   appoint his substitute, and hereby authorizes the Proxies, or either of them, to represent and vote as designated on this proxy card all of the shares of common stock of J.B. HUNT TRANSPORT SERVICES, INC. held of record by the undersigned on
X   February 28, 2001 at the Annual Meeting of Stockholders to be held on April 26, 2001, and any adjournment thereof.

Y

    ELECTION OF DIRECTORS, NOMINEES:                                                              COMMENT/CHANGE OF ADDRESS:
    1 John A. Cooper, Jr. 2 Bryan Hunt,
    3 Wayne Garrison                                                                        ------------------------------------

                                                                                            ------------------------------------

                                                                                            ------------------------------------

                                                                                            ------------------------------------
                                                                                            (IF YOU HAVE WRITTEN IN THE ABOVE
                                                                                            SPACE, PLEASE MARK THE CORRESPONDING
                                                                                            BOX ON THE REVERSE SIDE OF THIS CARD)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY
BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES
UNLESS YOU SIGN AND RETURN THIS CARD.

                                                       FOLD AND DETACH HERE